UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): January 2, 2013
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InterDigital, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania    1-33579    23-1882087
(State or other jurisdiction of incorporation)    (Commission File Number)    (IRS Employer Identification No.)

200 Bellevue Parkway, Suite 300, Wilmington, Delaware    19809-3727
(Address of Principal Executive Offices)    (Zip Code)

Registrant’s telephone number, including area code: 302-281-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 2, 2013, the company’s wholly owned subsidiaries InterDigital Communications, Inc., InterDigital Technology Corporation, IPR Licensing, Inc. and InterDigital Holdings, Inc. (collectively, “InterDigital”) filed a complaint with the U.S. International Trade Commission (“USITC”) against Huawei Technologies Co., Ltd., Futurewei Technologies, Inc. d/b/a Huawei Technologies (USA), Huawei Device USA, Inc., Nokia Corporation, Nokia, Inc., Samsung Electronics Company, Ltd., Samsung Electronics America, Inc., Samsung Telecommunications America, LLC, ZTE Corporation and ZTE (USA), Inc. (collectively, “Respondents”) alleging that they engaged in unfair trade practices by selling for importation into the United States, importing into the United States and/or selling after importation into the United States certain 3G and 4G wireless devices (including WCDMA-, cdma2000- and LTE-capable mobile phones, USB sticks, mobile hotspots, laptop computers and tablets, and components of such devices) that infringe up to seven of InterDigital’s U.S. patents (the “Asserted Patents”). The action also extends to certain WCDMA and cdma2000 devices incorporating WiFi functionality. InterDigital’s complaint with the USITC seeks an exclusion order that would bar from entry into the United States infringing 3G or 4G wireless devices (and components), including LTE devices, that are imported by or on behalf of Respondents, and also seeks a cease and desist order to bar further sales of infringing products that have already been imported into the United States. Under its rules, the USITC has thirty (30) days from the filing of the complaint to decide whether to formally institute an investigation.

On the same date as our filing of the USITC action referenced above, we also filed parallel actions in the United States District Court for the District of Delaware (“Delaware District Court”) alleging that Respondents’ same 3G and 4G wireless devices infringe the same Asserted Patents identified in the USITC complaint. The Delaware complaints seek a permanent injunction and compensatory damages in an amount to be determined, as well as enhanced damages based on willful infringement, and recovery of reasonable attorneys’ fees and costs. If the USITC institutes the investigation referenced above, Respondents will have a statutory right (but not the obligation) to stay the Delaware District Court proceeding pending a final determination in the USITC.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

99.1	InterDigital, Inc. press release dated January 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDIGITAL, INC.

By:     /s/ Jannie K. Lau
Jannie K. Lau
Executive Vice President,
General Counsel and Secretary

Dated: January 2, 2013

EXHIBIT INDEX

Exhibit No.    Description

99.1	InterDigital, Inc. press release dated January 2, 2013.